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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)   NOVEMBER 9, 2006
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                            NBOG BANCORPORATION, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

           001-16413                                      58-2554464
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   (Commission File Number)                    (IRS Employer Identification No.)

          807 DORSEY STREET, GAINESVILLE, GEORGIA                        30501
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         (Address of Principal Executive Offices)                     (Zip Code)

                                 (770) 297-8060
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.        Results of Operations and Financial Condition.

         A copy of information that NBOG is providing its shareholders in connection with its annual meeting of shareholders that summarizes its fiscal results for the third quarter and first nine months of 2006 is attached as
Exhibit 99.1. The information was first mailed to shareholders on or about November 9, 2006.



ITEM 9.01.        Financial Statements and Exhibits.

     EXHIBIT NO.      DESCRIPTION
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         99.1         An Update to Shareholders, first mailed on or about
                      November 9, 2006.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NBOG BANCORPORATION, INC.

Dated: November 9, 2006.
                                          By:   /S/ W. BRYAN HENDRIX
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                                          Name:  W. BRYAN HENDRIX
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                                          Title: CHIEF FINANCIAL OFFICER
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